Exhibit 10.41

CONFIDENTIAL TREATMENT REQUESTED

AMENDMENT NO. 1 TO

OEM AGREEMENT

THIS AMENDMENT NO. 1 (the “Amendment”) is made as of the last date signed below (the “Effective Date”), as an amendment to the OEM Agreement dated August 14, 2006 (the “Agreement”), by and between ANDA Networks, Inc., a Delaware Corporation with its principal place of business at 247 Santa Ana Court, Sunnyvale, California 94085 (“Supplier”) and Ciena Corporation, a Delaware corporation with its principal place of business at 1201 Winterson Road, Linthicum, Maryland 21090 (together with its affiliates and subsidiaries, “Ciena” and, together with Supplier, the “Parties” and each individually a “Party”). Except as otherwise indicated, defined terms in this Amendment have the same meaning as in the Agreement.

WHEREAS, the Parties wish to amend the Agreement on the terms and conditions as set forth below.

NOW, THEREFORE, the Parties hereto agree as follows:

1. Section 1.5 of the Agreement is hereby deleted in its entirety and replaced with the following:

1.5 “Products” means Supplier’s products, related Software and all other products as set forth on Exhibits A and A-1 hereto, and any improvements, updates, upgrades or modifications to the same.

2. Sections 3.3, 3.4 and 3.5 of the Agreement are hereby deleted in their entirety and replaced with the following:

3.3 Forecast. At least once each quarter during the term of this Agreement, Ciena will provide Supplier with a rolling [*] forecast of purchases of Products hereunder (the “Forecast”). The Parties acknowledge and agree that the Forecast shall be used by Supplier for planning purposes in order to comply with delivery intervals under Section 3.5, but shall neither constitute a purchase commitment from Ciena for Products nor be relied on by Supplier as such purchase commitment from Ciena.

3.4 Component Procurement. Supplier is authorized to purchase raw materials and components for use in manufacturing Products based on the Forecasts and Purchase Orders issued by Ciena hereunder. Specifically, based on quoted component lead times from its suppliers, Supplier will determine when to purchase those raw materials and components necessary to support the current Forecast and Purchase Order(s) issued by Ciena within the delivery intervals under Section 3.5.

3.5 Delivery Intervals. All Products included in the Forecast will be delivered by Supplier to the FCA point within [*] weeks after receipt of the Purchase Order and Products not included in the Forecast will be delivered by Supplier to the FCA point within [*] weeks after receipt of the Purchase Order. In the event an End User requests a shorter delivery interval, Supplier will use all commercially reasonable efforts to ship the Product(s) within such delivery interval. All specially manufactured Products shall be shipped on a mutually acceptable time frame. In the event Ciena requests accelerated delivery of Products and such accelerated delivery results in increased costs to Supplier, the Parties shall mutually agree upon the delivery schedule and Supplier may charge a premium, as mutually agreed with Ciena, for such accelerated delivery.

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CIENA / ANDA CONFIDENTIAL	1

3.6 Rescheduling/Postponement of Purchase Orders, Ciena may reschedule or postpone the delivery date of all or any portion of a Purchase Order, without liability or charge and upon written notice to Supplier, for a period not to exceed [*] from the original delivery date, If Ciena has not taken delivery of Products associated with a rescheduled or postponed Purchase Order within such [*] period, then Ciena will agree to take immediate delivery of such Products at the FCA point and pay a storage and handling fee in the amount of [*] of the purchase price of the affected Products.

3.7 Cancellation of Purchase Orders.

(a) In the event that Ciena cancels all or any portion of a Purchase Order within [*] prior to the scheduled delivery date (except for cancellation contemporaneous with its termination of this Agreement pursuant to Section 11.2(b) herein), then Ciena will be liable and Supplier shall invoice Ciena for the following cancellation charges, subject to Section 3.7(b) below: (i) Supplier’s labor costs and Supplier’s quoted price (i.e., the price set forth in the costed bill of materials in Supplier’s price quotation) for all assembly work in process necessary to manufacture the Products in the canceled Purchase Order, and (ii) Ciena’s purchase price for all finished Products manufactured pursuant to the canceled Purchase Order. Such cancellation charges are independent of any storage and handling fees incurred pursuant to Section 3.6. Ciena may cancel all or any portion of a Purchase Order more than [*] prior to the scheduled delivery date, without any penalty or liability and for any reason whatsoever, upon written notice to Supplier.

(b) Notwithstanding the foregoing, Supplier will use commercially reasonable efforts to mitigate Ciena’s liability under Section 3.7(a) for a period of [*] after receipt of notice of cancellation of a Purchase Order, including but not limited to (i) cancellation or rescheduling of its applicable supplier component purchase orders, (ii) reduction of its component inventory through return-for-credit programs, and (iii) allocation of components to alternate customers. Supplier will provide documentation of such mitigation efforts upon Ciena’s request.

(c) Except as otherwise set forth in this Section 3.7, Ciena will not be liable for any other components, inventory, penalties or charges of any kind as a result of its cancellation of a Purchase Order.

3.8 Electronic Data Interchange. Supplier shall use commercially reasonable efforts to implement, within [*] of the Effective Date of this Agreement, sufficient systems and processes that will enable the Parties to exchange orders, payments, acknowledgements, invoices, remittance notices, and other records (“Data”) electronically, in place of tangible documents, which Data will be exchanged in accordance with the Telecommunications Industry Forum EDI Guidelines for use of American National Standards Institute (ANSI) Accredited Standards Committee X12 transaction sets, unless the Parties mutually agree to a proprietary format or another standard (i.e., Extensible Markup Language (XML)).

3. Section 2.2 of Exhibit B (Authorized and Exclusive Accounts) to the Agreement is hereby amended to include the following:

In addition, AT&T shall be designated as an Exclusive Account specifically for the AT&T Ethernet RFP bid (RFP#20070829.006.P for Metro-Ethernet Terminating Equipment) (or any successor RFP issued by AT&T that is specifically intended by AT&T to replace or supersede the above-named RFP) as of the Effective Date of Amendment No. 1 to this Agreement.

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CIENA / ANDA CONFIDENTIAL	2

4. Section 5.1(a) of the Agreement is hereby deleted in its entirety and replaced with the following:

(a) Supplier’s list prices for each Product (by individual part number) are as set forth on Exhibit A hereto. The Parties acknowledge and agree that (i) Supplier’s list prices shall remain fixed for [*] from the Effective Date of Amendment No. 1 to this Agreement, and (ii) thereafter, Supplier may revise its list price(s) upon [*] advance written notice to Ciena, provided that any increase in list price shall result in a corresponding increase in Ciena’s discount for such Product(s) to ensure the same net transfer price to Ciena. Ciena shall have the right, in its discretion, to determine prices for which it sells Products to End Users. All pricing offered and payments made under this Agreement shall be in U.S. dollars.

(i)	Standard (Rest of World) Pricing. Ciena’s standard discount levels for the

Products, with the accompanying terms and conditions, are attached as Exhibit A hereto.

(ii)	Custom Pricing. Ciena and Supplier may from time to time mutually agree to custom products and price lists applicable to specific End Users which will be appended to Exhibit A (“Custom Price Lists”). For example, the Custom Price List for British Telecommunications plc (“BT”) has been agreed to by Ciena and Supplier and is attached hereto as Exhibit A-l. The Custom Price Lists shall not be applicable to sales of Products to other End Users.

6. Exhibit A to the Agreement (General Supplier Product and Price List) is hereby deleted in its entirety and replaced with the Exhibits A and A-l, attached hereto and incorporated by reference herein.

7. Exhibit D (Services) to the Agreement is hereby deleted in its entirety and replaced with the Exhibit D attached hereto and incorporated by reference herein.

8. In connection with sale of Products to BT, Supplier agrees that it will be responsible for any penalties assessed against Ciena by BT in connection with the Contract Performance Requirements set forth in Appendix 13A Parts 1 and 2 to 21CN Transmission Contract No. 674920 between BT and Ciena, copies of which are attached hereto as Exhibit E, to the extent such penalties result from Products and Services provided by Supplier and subject to satisfaction of the following conditions:

(a)	The CPR measurements will commence as follows: (i) for CPRs El, E2 and D1-D4, upon Supplier’s TAC receipt of a call escalation for Third Level Support; and (ii) for other applicable CPRs, if and to the extent applicable, upon Supplier’s receipt of the Field Replaceable Unit (FRU) at its California facility.

(b)	In connection with those CPRs involving problem resolution (hardware, software, firmware, FRU failures): (i) once escalated to Supplier for Third Level Support, the problem must be reproducible or replicable on the same network architecture; (ii) in order to expedite problem resolution for CPRs El, E2 and D1-D4, Supplier is provided reasonable access to OEM product unit memory dumps, configuration information or databases, interfaces or connectivity configuration to other products to which the Products are connected, any SNMP data or traps captured, and (if requested by Supplier) the actual unit or key cards; and (iii) Supplier is not responsible for a CPR if and to the extent that the delay or failure is not directly attributable to Supplier (e.g., multi-vendor induced attribution issues).

(c)	In connection with CPRs 3/1 and 3/2 (Delivery and Acceptance), the following items shall not be included as part of Supplier’s delivery responsibility to BT: (i) SFPs that are to be

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CIENA / ANDA CONFIDENTIAL	3

provided by Ciena; (ii) ON-Center NMS; (iii) special shipping labels, instructions or documentation required by Ciena for the Products (except to the extent required by BT); (iv) special cables or connectors that are to be provided by Ciena with the Products; or (v) Ciena products (e.g., CoreDirector, CN 4200).

(d)	If and when the measurements and remedies for CPRs 2/1 and 2/2 (TIP) are subsequently negotiated and agreed between Ciena/Supplier and BT, they shall be included in this Agreement by separate written amendment.

In the event that BT asserts a CPR pursuant to the appendices attached as Exhibit E, and to the extent necessary, the Parties shall determine in good faith, either in parallel with or subsequent to the attribution process with BT set forth therein, what proportion of responsibility for the remedy should be attributable to Supplier and/or Ciena.

9. Section 15.1 of the Agreement is hereby amended by inserting the following clarifying language after the second sentence of this section:

“For the avoidance of doubt, Confidential Information includes all confidential and proprietary information disclosed by the Parties pursuant to that certain Mutual Non-Disclosure Agreement entered into by the Parties dated April 19, 2004.”

10. Except as amended by this Amendment, all of the original terms and provisions of the Agreement shall continue in full force and effect. In the event of a conflict between the terms of this Amendment and the Agreement, the terms of this Amendment will prevail. This Amendment is entered into and shall be governed by the laws of the State of New York, exclusive of its choice of law provisions. This Amendment may be executed by the Parties in one or more counterparts, and each of which when so executed shall be an original, but all such counterparts shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their duly authorized officers as of the date(s) set forth below.

Ciena Corporation		ANDA Networks, Inc.

By:		By:
Name:	R.B. Stevenson, Jr.	Name:	Charles R. Kenmore
Title:	SVP	Title:	President & CEO
Date:	11/7/07	Date:	11/7/07

CIENA / ANDA CONFIDENTIAL	4

EXHIBIT D

SUPPORT SERVICES

1. DEFINITIONS

All capitalized terms used and not defined herein shall have the respective meanings assigned to said terms in the Agreement.

Class A:

Product Change Notifications designated Class A shall mean (and apply to) changes that are required to correct a product deficiency.

Class AC:

Product Change Notifications designated Class AC are as per Class A changes, but impact only a limited or conditional application of the Product.

General Availability (GA):

Identified hardened product that is available for general release to Ciena. Product is now volume manufactured and standard ordering procedures will apply with no further approvals required.

Feature Release Software:

Any software release that is Generally Available and that primarily contains new software features and functionality or supports the addition of new Product features and functionality.

First Level Support:

The process of verifying:

a.	The Product has been installed in accordance with ANDA installation specifications

b.	The desired application is supported by the Product

c.	All options have been configured properly to support the application

Form, Fit and Function:

a.	Form: The weight, density, chemical or material composition, size, shape, structure, appearance, protocol, pattern, composition, configuration, and marking/identification of a product.

b.	Fit: The suitability or readiness of a product for a particular application, including environmental extremes, marginal parameters, physical and signal compatibility with interfacing systems and surroundings, level of performance, safety margins, reliability, maintainability, and install ability.

c.	Function: The set tasks or purposes for which a product is used by the End User, including all the tasks generally accepted for the product and those specifically designated by the End User.

Maintenance Release Software:

Existing general availability (“GA”), periodic and regular software releases provided by ANDA hereunder that primarily contains software fixes for a given GA Feature Release Software and the previous two GA Feature Release Software.

Minimum Revision Level:

The earliest Product release level of Hardware or Software currently supported by ANDA as specified by ANDA, from time to time, and provided further that such release level is not less than [*] major GA release versions older than the then-current GA release level.

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Problem Severity:

ANDA defines three problem severity classifications for Reported Problems aligning with TL9000 R3.0 standards. In order to classify a request, ANDA technical support personnel will confirm with Ciena the impact of the reported problem to determine an appropriate classification. Where parties disagree on the classification of a particular Reported Problem, Ciena and ANDA technical contacts will undertake to discuss the problem with a view to reaching a mutually acceptable classification, where possible.

a.	Critical: Reported Problems that severely affect service, capacity/traffic, billing/statistics collection or maintenance capabilities and require immediate corrective action, regardless of time of day or day of the week, as reasonably viewed by Ciena (or the End User) upon discussion with ANDA.

b.	Major: Reported Problems that seriously affect system operation, maintenance and administration and require immediate attention as reasonably viewed by Ciena (or the End User) upon discussions with ANDA. The urgency is less than in critical situations because of a lesser immediate or impending effect on system performance and/or End User’s operation and revenue.

c.	Minor: Reported Problems that do not significantly impair the functioning of the system and do not significantly affect service to End Users. These problems are not traffic affecting.

Reported Problem:

An apparent failure of a Product to materially function in accordance with the published specifications for such Product, which has been properly reported to the ANDA Customer Service Center.

Second Level Support:

(a)	Responsibility for all initial fault-handling activity

(b)	Problem characterization and verification

(c)	Identification of point of failure through various means including remote access and on-site diagnostics

(d)	Capture and assessment of any existing equipment diagnostic, physical port, and related alarms and performance monitoring statistics

(e)	Verification and recording of any recently implemented network changes that could affect equipment operation

(f)	Verification of correct equipment configuration and provisioning

(g)	Determination of any failure or performance degradation due to facilities-based faults and/or third party network equipment

(h)	Remote resetting of any equipment appearing to be faulty

(i)	Verifying existence of acceptable voltage supply levels & earth grounding

(j)	First line replacement of faulty equipment identified as a result of first line diagnostics with spare/replacement equipment

(k)	Recording of all pertinent s/w & h/w versions for third party equipment involved

(l)	Establishment and maintenance of remote telemetry access to equipment

(m)	Network equipment installed at any End User locations including, but not limited to, POPs, CoLo’s, and CPE sites.

2. LIMITED PRODUCT WARRANTY

The following ANDA Support Services will be provided at [*] to Ciena as part of ANDA’s Limited Product Warranty for the EtherTone family of products:

•	PriorityOne Advance Replacement [*] after shipment)

•	Standard Return and Repair

•	Maintenance Release Software Availability Subscription

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3. SUPPORT SERVICES

During the term of the Agreement (and thereafter, as may be applicable), ANDA will make available the following Support Services to Ciena, each as described in the applicable Service Offering Schedule attached hereto and in accordance with the pricing set forth in Schedule A attached hereto:

Schedule A:	Support Services Pricing

Schedule B:	ATAC & Remote Maintenance

Schedule C:	Maintenance Release Software Availability Subscription

Schedule D:	Standard Return and Repair

Schedule E:	Priority One Advance Replacement - NBD

4. ESCALATION

The focal point for escalation of all support services is through ANDA’s Customer Service Center (CSC). The CSC can be contacted from anywhere in North America at 1-888-561-ANDA (1-888-561-2632) or from elsewhere at +1-408-519-4930.

SCHEDULE A

SUPPORT SERVICES PRICING

Schedule B: ATAC & Remote Maintenance Table-1
Tier	Total Value of Products Covered (List Price)	Rate *
A	$0 - $999,999	[*]
B	$1,000,000 - $4,999,999	[*]
C	$5,000,000 - $9,999,999	[*]
D	$10,000,000 - $19,999,999	[*]
E	$20,000,000 - $34,999,999	[*]
F	$35,000,000 - $49,999,999	[*]
G	$50,000,000 +	[*]

Schedule C: Maintenance Software Release Availability Subscription

Table-2

Included in pricing for ATAC & Remote Maintenance per Schedule B

Schedule D: Standard Return and Repair Table-3
Time Period	Rate *
During Warranty Period	[*]
Post Warranty Period (Annual Period)	[*]
Excessive NTF Return Charge	[*]

Schedule E: PriorityOne Advanced Replacement

Table-4

Region	Rate *
North America	[*]
EMEA	[*]
APAC	[*]
CALA	[*]

*	NOTE: Rate is an annual rate applied as a percentage of the total value of the Products (at list price) to be covered by the service offering

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TERMS AND CONDITIONS OF SUPPORT SERVICES PRICING

GENERAL:

1)	Support Services are available to Ciena as identified within this Agreement and per each Service Offering Schedule by ANDA upon receipt of a Purchase Order for the Support Services. Following commencement of Support Services, charges are determined quarterly through use of either ANDA’s or Ciena’s records as applicable, and payable quarterly in advance. Quarterly charges will include (i) charges for all Products to be covered by Support Services in the upcoming quarter and (ii) pro-rated charges for all Products added to coverage by Support Services in the preceding quarter.

2)	The parties will ensure that their respective back-office systems (e.g., Syspro, Oracle) electronically communicate and exchange the Product information (including, without limitation, part number, serial number, shipment date, delivery date to Ciena or End User, etc.) necessary to determine both the quarterly charges for Support Services to be invoiced to Ciena and the warranty and Support Service entitlement for the applicable Products.

SCHEDULE: E

1)	In order to initiate coverage for specified equipment under this Support Service Offering, Ciena shall provide to ANDA a completed Parts Master File (PMF), in electronic format as provided by ANDA, for any equipment and FRU(s) to be covered under this Agreement prior to service commencement. The PMF is to be used by ANDA to determine billing charges and for service entitlement purposes. Failure to provide PMF information in a timely manner (either initial or data incremental to existing PMF information) may result in reduced service levels of this Support Service Offering for the period during which the information is not available.

2)	For new service coverage requests where equipment presently not under the terms of this Support Service Offering are made by Ciena, the Support Services provided under this offering will commence [*] within North America (or [*] for ROW) following receipt by ANDA of the electronic PMF data from Ciena identifying specific product information including part numbers, serial numbers, equipment location information, and quantities. For existing incremental service coverage request by Ciena, the Support Services provided under this offering will commence [*] within North America (or [*] for ROW) following receipt by ANDA of the electronic PMF data from Ciena identifying incremental product coverage information.

3)	For purposes of this Support Service Offering, the geographic regions referenced within Table 3 above are defined as follows:

a)	North American Region includes the 50 States of the USA and the Provinces of Canada.

b)	EMEA includes Europe, Eastern Russia and the surrounding countries, the Middle East region, and continental Africa.

c)	GALA includes Mexico, Central and South America.

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SCHEDULE B

SERVICE OFFERING: ATAC & REMOTE MAINTENANCE

1	SERVICE DESCRIPTION

ANDA will provide Ciena with this Service Offering for an annual fee set out in Schedule A (Support Services Charges). This Service Offering may be provided for other Products or parts on a fee-per-service basis, at ANDA’s then current rates.

ANDA’s TAC & Remote Maintenance service is designed to provide Ciena and its End User operations and technical staff with Third Level technical support following delivery of First and Second Level problem isolation and analysis performed by Ciena. For an initial period of time as defined in Article 2.3 of this Agreement, or as otherwise mutually agreed, ANDA will provide Second Level technical support on behalf of Ciena to its End Users.

1.2	Remote Phone Support

Access to this Service Offering is provided 24x7x365 via ANDA’s Customer Service Center (“CSC”). The CSC can be contacted from anywhere in North America by dialling 1-888-561-ANDA (1-888-561-2632) or elsewhere directly at MOB-SI 9-4930. Ciena will be able to inform ANDA of problems in the Products (a “Reported Problem”); and take advantage of the technical support and advice for operation and maintenance of the Products.

If Ciena’s service request cannot be processed immediately, Ciena will be called back by ANDA, as described in the “Service Level Targets” section below.

If the Reported Problem cannot be solved by means of Remote Phone Support, ANDA will then attempt to solve the Reported Problem by means of Controlled Remote Diagnostic.

1.3	Remote Access & Diagnostics (“RAD”)

Following the initial Level(s) of problem diagnosis by Ciena, if RAD is required, ANDA will access the End User’s network or Product by means of a remote connection, if access is made available by Ciena and its End User for this purpose.

ANDA will then try to determine the present state of the Products encountering the Reported Problem, conduct additional problem analysis and propose corrective action or a work-around for the Reported Problem. There are two diagnostic activities comprising RAD:

a.	Hardware Debugging - Remote isolation and analysis of suspected defective Hardware. Hardware debugging is performed on suspected faulty Hardware until confirmed faulty or functional. If a part is identified as faulty, Ciena or End User will be directed to swap-out the defective Hardware with replacement hardware from spares held by Ciena or End User. Where remote debugging is not feasible in ANDA’s opinion, Ciena may instead be directed to replace and return the suspected Hardware to ANDA for testing in accordance with the terms and conditions of ANDA’s standard repair service.

b.	Software debugging is performed on product software suspected of being faulty. This includes isolating the software problem and implementing a work around solution or applying a Maintenance Release Software version if available to correct the Reported Problem.

During the RAD, ANDA will notify Ciena of its actions and make reasonable efforts to avoid impacting traffic in the applicable End User’s network. This includes coordinating maintenance windows with Ciena and/or the End User,

If a Reported Problem cannot be .solved by means of RAD and assistance by Ciena and the End User’s onsite staff, ANDA and Ciena will consider the possibility of on-site intervention by either Ciena field service staff or an ANDA Product Specialist or other party.

1.4	‘ACCeSS’ On-Line Support Documentation and Software

‘ACCeSS’ On-Line Support Documentation & Software provides access via the internet (www.ANDAnetworks.com) to support documentation and software related to ANDA Products, such as Product documentation, Product Change Notifications (PCN’s), Product Information Bulletins (PIB’s) and Software Release Notes (including a running list of aggregate changes from all prior releases, DR corrections (bug fixes) and incremental features supported in the new release).

ANDA will make available to Ciena, and authorizes Ciena to distribute to End Users by electronic, physical or other means, copies of all support documentation and software related to Products.

1.5	On-Site Intervention by a Technical Expert

An optional part of this Service Offering is On-Site Intervention. The decision to have an ANDA Product Specialist on site must be mutually agreed to by both Ciena and ANDA. The additional charges and payment for such an intervention must be agreed to in advance. In the event of any disagreement, ANDA will continue to try to resolve the Reported Problem via Remote Phone Support and RAD.

1.6	Training

Technical Product training will be provided to Ciena’s customer support engineers by ANDA as per the terms of Article 2.10 of this Agreement. For each new Feature Release for a Product, ANDA will make available to Ciena updated/refresher training courses to Ciena’s technical support engineers, either directly or through the Train-the-Trainer program, at prices to be mutually agreed by the Parties.

2	SERVICE LEVEL TARGETS

ANDA will provide the following response times:

2.1	Initial Response:

This is the time interval between Ciena’s contact with ANDA and ANDA’s initial response by a Product Support Specialist:

•	Critical – [*] (24x7x365)

•	Major – [*] (24x7x365)

•	Minor – [*] (8:30am-5:30pm, Mon-Fri PST)

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2.2	Problem Neutralization:

This is the interval between ANDA’s initial response to Ciena and when ANDA aims to provide an operational configuration or Software workaround:

•	Critical – [*]

•	Major – [*]

•	Minor – [*]

2.3	Progress Report:

This is the time interval between ANDA’s initial response to Ciena and ANDA’s aim to provide an update on the Reported Problem, by telephone, email or fax:

•	Critical – [*]

•	Major – [*]

•	Minor – [*]

3	SERVICE LIMITATIONS

a.	Notwithstanding the requirements of Article 8.3 of this Agreement, ATAC & Remote Maintenance Service is limited to assisting with and providing work-around solutions only for the current GA Feature Release Software version and Feature Release Software that is no more than [*] major release versions older than the then current GA Feature Release Software version. Development and release of additional releases of Maintenance Release Software for these older versions will be performed at ANDA’s sole discretion.

4	CIENA RESPONSIBILITIES

The following Ciena responsibilities are pre-conditions for ANDA’s Service Offering, and must be fulfilled prior to the delivery of this Service Offering:

a.	Ciena will provide First Level Support and Second Level Support (as indicated elsewhere in this Agreement) activities prior to contacting ANDA.

b.	Ciena will call the CSC and open a service request to receive TAG Remote Maintenance service.

c.	Ciena will maintain sufficient technical and service personnel who have completed at least the ANDA Operations and Maintenance training course for each of the Products, and who are suitably experienced and able to assist in the provision of service on the Products in a professional and efficient manner, to the extent required by ANDA.

d.	Ciena will maintain spares and testbed equipment, at levels calculated to meet End User desired availability requirements for the supported Products.

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SCHEDULE C

SERVICE OFFERING: MAINTENANCE RELEASE SOFTWARE AVAILABILITY SUBSCRIPTION

1	SERVICE DESCRIPTION

This Service Offering is included at no charge during the Product warranty period. For Products or parts outside of the warranty period, this Service Offering is available on a fee-per-service release basis at the fee(s) set out in Schedule A (Support Services Charges).

ANDA will make available for Ciena to download, via the Internet, File Transfer Protocol, CD or other means of remote delivery:

a.	Access to a new or existing Maintenance Release Software containing, but not limited to, fix(es) or updates specific to a Reported Problem on the End User’s network. ANDA will endeavour to make available all Maintenance Release Software following completion of ANDA’s testing procedures.

b.	Access to custom fixes or workarounds developed by ANDA in response to Critical Problems in an End User’s network.

c.	The associated Release Notes applicable to the software and hardware revisions supported by the Maintenance Release Software and a list of all changes and additions to the latest release. Any procedural updates that are impacted by the Maintenance Release Software will also be provided.

d.	Telephone support via ANDA’s CSC to Ciena, for installation of the Maintenance Release Software by Ciena or the End User.

e.	All licenses and approvals necessary for Ciena to physically or electronically distribute Maintenance Release Software to the End Users.

2	SERVICE LEVEL TARGETS

ANDA will:

a.	Develop and make available to Ciena Maintenance Release Software in the following timeframes from the time of a Reported Problem:

•	Critical Problems – [*]

•	Major Problems – [*]

•	Minor Problems – [*]

3	SERVICE LIMITATIONS

a.	Development of Maintenance Release Software will be limited to the following timeframes from the General Availability date of the Feature Release Software:

•	Critical Problems – [*]

•	Major Problems – [*]

•	Minor Problems – [*]

b.	Software debugging or development of Maintenance Release Software limited to the current GA Release and the previous [*] major GA Releases of Feature Release Software.

c.	In addition, this Service Offering does not provide, and ANDA shall not be responsible, for:

•	Access to any other software from ANDA.

•	Installation of the Maintenance Release Software.

4	CIENA RESPONSIBILITIES

The following Ciena responsibilities are pre-conditions for ANDA’s Service Offering, and must be fulfilled prior to the delivery of this Service:

a.	Ciena shall determine with ANDA the method Ciena will use to obtain Maintenance Release Software (i.e. Download, via the Internet, File Transfer Protocol, or CD);

b.	Ciena shall ensure that the Products conform to ANDA’s Minimum Revision Level requirements.

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SCHEDULE D

SERVICE OFFERING: STANDARD RETURN AND REPAIR

1	SERVICE DESCRIPTION

This Service Offering is included at [*] during the Product warranty period. For Products or parts outside of the warranty period, this Service Offering is available on a fee-per-service basis at the fee(s) set out in Schedule A (Support Services Charges).

Once a Product is identified as defective or faulty, Ciena or the End User is required to inform ANDA via either the ANDA CSC or by email (tech-support@andanetworks.com) and receive a Return Authorization number prior to the shipment of the defective Product to ANDA (provided that ANDA and Ciena will work together in good faith to allow Ciena to initiate requests for and receive Return Authorization numbers via automated system-to-system connectivity). Ciena or the End User then returns, at its expense, the faulty Product to ANDA’s Spare Part Management Center (“SPMC”) at the following address:

Ciena Corporation

ER # XXXXXXXXX

Spare Part Management & Repair Center

1274 Geneva Drive

Sunnyvale, CA, USA 94089

or as otherwise instructed, together with the description of the Reported Problem.

Upon receipt in the SPMC, defective Ciena Products will be examined, and the following actions will be taken:

a.	If after thorough testing by ANDA, a returned product is found to be working within specification (“NTF”), and the number of NTF’s received by ANDA during any rolling [*] of the then-current term of this Service Offering exceeds [*] of all returned products in such quarter, ANDA reserves the right to charge Ciena for testing and handling provided the returned Product was not returned at ANDA’s request. In such instances, a minimum charge as provided for in Schedule A may be levied by ANDA; provided, however, that Ciena reserves the right to request a root cause analysis of a specific NTF prior to payment of any such charge.

b.	If on examination, the returned Product is found to be irreparable and is subject to a warranty condition set forth in Exhibit C to this Agreement, ANDA will, following consultation with Ciena, either return the Product to Ciena or the End User without repair, or with Ciena’s prior written approval, replace the Product with a functional equivalent (if available) from refurbished stock for and charge Ciena the purchase price of the Product; or

c.	If neither paragraph (a) nor (b) is applicable, ANDA will repair or replace (at its discretion) the Product. Replacements will be by a Form, Fit and Function compatible one (may consist of replacement with a refurbished Product).

If ANDA receives from Ciena or the End User a Product with missing or mismatched components, ANDA will promptly notify Ciena and identify the missing or mismatched components. Turn around target times shall not apply in these instances. Upon such identification, Ciena may, at its option, either:

a.	Provide the missing or properly matched component to ANDA, or

b.	Request that ANDA prepare a quotation for the replacement of such missing or mismatched components. ANDA shall not proceed with any repair of the Product, or replacement of missing or mismatched components, without Ciena’s prior written approval.

After repair or replacement, the Product is returned to the designated location (either Ciena or the End User) via ground freight, unless Ciena specifically requests expedited freight (additional shipping charges will apply). All repaired or replacement Products will have a warranty of [*] or the remainder of the original outstanding warranty, whichever is greater.

In addition, ANDA will provide the following in connection with this Service Offering:

a.	Information, via email or other agreed electronic method, on all defective Products received and all repaired or replaced Products shipped under this Service Offering within one business day of the event.

b.	Upon request, a root cause analysis for any Product failure.

c.	On a quarterly basis, a high-level summary analysis for all returned Products received by ANDA from Ciena or its End Users.

d.	Traceability of individual Products, by serial number and by End User, throughout the return and repair process.

e.	Special, agreed corrective action for those Products that exceed the expected Mean Time Between Failure (MTBF) rates, as may be mutually agreed by ANDA and Ciena, including but not limited to provisioning of safety stock to maintain End User satisfaction.

f.	Ensure that all repaired or replaced Products are shipped to End Users in accordance with Ciena’s labelling and branding instructions (including the use of Ciena-branded Products and Ciena-marked packaging) and tracked based on Ciena’s ER number.

[*]	CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

2	SERVICE LEVEL TARGETS

ANDA will:

a.	Dispatch a repaired or replacement Product to Ciena or the End User within [*] from date of receipt within ANDA’s SPMC.

If ANDA fails to meet this requirement more than [*] times per calendar quarter during the then-current term of this Service Offering, then Ciena will be entitled to receive a credit in the amount of [*] for each individual breach of this Service Offering which occurs during that calendar quarter.

3	SERVICE LIMITATIONS

This Service Offering does not provide, and ANDA shall not be responsible for, any of the following:

a.	On-site replacement of faulty Products or parts.

b.	Reprogramming or reconfiguring of node or card assembly.

c.	Hardware and/or software updates other than at the initiative of ANDA for Class A and AC PCNs only.

d.	Repair of any Product that has been disassembled and/or modified by anyone other than ANDA or its authorized repair agents.

e.	Standard Return and Repair Service will be made available for the time period set forth in Article 8 of the Agreement.

4	CIENA RESPONSIBILITIES

The following Ciena responsibilities are pre-conditions for ANDA’s Service Offering, and must be fulfilled prior to the delivery of this Service:

a.	Ensuring that a Return Material Authorization (RMA) shipment number is obtained from ANDA prior to shipment of the defective part to ANDA.

b.	Ensuring that defective Product(s) are properly packed and labelled in accordance with ANDA’s instructions to ensure safe shipment to ANDA.

c.	Ensuring that Ciena or End User arranges for shipment and pays for associated shipping costs for the return of defective Product(s) to ANDA.

[*]	CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

SCHEDULE E

SERVICE OFFERING: PRIORITYONE ADVANCE REPLACEMENT—NBD

1	SERVICE DESCRIPTION

This Service Offering is included at no charge for the first [*] after shipment of a Product. Thereafter, this Service Offering is available at the fee(s) set out in Schedule A (Support Services Charges). This Service Offering may be provided for other products or parts on a fee-per-service basis, at ANDA’s then current rates.

If this Service Offering is elected by Ciena (for other than Warranty-based replacements during the initial [*] period following shipment of Product), then prior to commencement of the Advance Replacement service, ANDA will work with Ciena to determine the quantity and condition of the additional products to be placed under this coverage as described in the Products section below (the “Advance Replacement Inventory”). ANDA shall determine Advance Replacement Inventory based on the Maintainability section of Telcordia SR-TSY-000385, Issue 1, 1986. The Advance Replacement Inventory to be owned and held by ANDA will be adjusted accordingly on an annual basis based on changes within the End User’s network.

Once a Product is identified as defective or faulty, Ciena or the End User informs ANDA via either the Customer Service Center (CSC) at 1-888-561-ANDA or via email at tech-support@andanetworks.com and receives a Return Material Authorization number (provided that ANDA and Ciena will work together in good faith to allow Ciena to initiate requests for and receive Return Material Authorization numbers via automated system-to-system connectivity). ANDA will ship prepaid to Ciena or the End User (as applicable) the requested Advance Replacement part(s) (the “Advance Replacement Product”) to a defined location in accordance with the “Service Level Targets” described below, in advance of receiving the defective Product(s) or part(s).

Ciena or the End User (as applicable) then returns, at its expense, the faulty Product (the “Replaced Product”) to ANDA’s Spare Part Management Center (“SPMC”), together with the description of the problem, at the following address:

Ciena Corporation

ER # XXXXXXXXX

Spare Part Management & Repair Center

1274 Geneva Drive

Sunnyvale, CA, USA, 94089

If Ciena or the End User fails to return the Replaced Product within [*] ANDA will charge Ciena the replacement price for the Advance Replacement Product.

ANDA transfers all right, title and interest in and to the Advance Replacement Product to Ciena, and Ciena transfers all right, title and interest in and to the Replaced Product to ANDA.

Advanced Replacement Products may or may not be shipped with the End User’s then current Software release revision level, but must be shipped with the Minimum Revision Level. Notwithstanding the foregoing, Ciena may request that an Advance Replacement Product be shipped with an End User’s then current Software release revision level. Prior to shipment of the Advance Replacement Product, ANDA will determine at its sole discretion whether or not the request can be fulfilled without causing a breach of the terms of this Service Offering (provided that approval of the request will not be unreasonably withheld), and will promptly advise Ciena of that determination.

If ANDA receives from Ciena or the End User a Replaced Product with missing or mismatched components, ANDA will promptly notify Ciena and identify the missing or mismatched components. Upon such identification, Ciena may, at its option, either:

a.	Provide the missing or properly matched component to ANDA, or

b.	Request that ANDA prepare a quotation for the replacement of such missing or mismatched components.

In addition, ANDA will provide the following in connection with this Service Offering:

a.	Information, via email or other agreed electronic method, on all defective Products received and all repaired or replaced Products shipped under this Service Offering within one business day of the event.

b.	Upon request, a root cause analysis for any Product failure.

c.	On a quarterly basis, a high-level summary analysis for all returned Products received by ANDA from Ciena or its End Users.

d.	Traceability of individual Products, by serial number, throughout the module life cycle.

e.	Special, agreed corrective action for those Products that exceed the expected Mean Time Between Failure (MTBF) rates, as may be mutually agreed by ANDA and Ciena, including but not limited to provisioning of safety stock to maintain End User satisfaction.

f.	Ensure that all Advance Replacement Products are shipped to End Users in accordance with Ciena’s labelling and branding instructions (including the use of Ciena-branded Products and Ciena-marked packaging) and tracked based on Ciena’s ER number.

2	SERVICE LEVEL TARGETS

ANDA will use reasonable endeavors to:

a.	Deliver the Advance Replacement Product to the Customer location specified (or, if undeliverable to the

[*]	CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

specified location, then to the closest local depot location maintained by ANDA’s logistics and distribution partner) by the Business Day, otherwise within [*] if Ciena informs the CSC and receives a Return Authorization by 3 pm Pacific Time.

If ANDA fails to meet this requirement more than [*] times per calendar quarter during the then-current term of this Service Offering, then Ciena shall be entitled to receive a credit in the amount of [*] for each individual breach of this Service Offering which occurs during that calendar quarter.

b.	Mee [*] availability of Advanced Replacement parts

3	SERVICE LIMITATIONS

a.	This Service Offering will only be available for parts listed in the Advance Replacement Inventory table.

b.	This Service Offering is only available until such parts have been declared Manufactured Discontinued (MD). At that time: (a) any existing MD parts will still be held in the spare part inventory held by Ciena or the End User, but they will not be replenished, (b) when the existing inventory is exhausted the parts will automatically be deemed to have been removed from inclusion under this Service Offering, and (c) the service level targets will not apply.

c.	All Advance Replacement Products have a limited warranty of [*] or for the duration of the original Products outstanding warranty period, whichever is greater.

d.	In the event ANDA is informed of a potential quality problem that may adversely impact Advance Replacement Inventory, ANDA may, upon notice to and consent of Ciena, delay the dispatch of replacement part(s) until the problem is resolved. For each such event, ANDA will inform Ciena of when an Advance Replacement Product can be shipped

4	CIENA RESPONSIBILITIES

The following Ciena responsibilities are pre-conditions for ANDA’s Service Offering, and must be fulfilled prior to the delivery of this Service:

a.	Providing and maintaining the Ciena spares quantities as specified in the Products Section (“Spares and Advanced Replacement Products Table”).

b.	Advance Replacement Products will normally be shipped at the current ANDA Minimum Revision Level, which may or may not be the same as the revision levels in the End User’s network, regardless of the revision level of the defective Product. ANDA will not be responsible for any impact to Ciena or End User solely as a result of this difference.

c.	Provide ANDA with shipping address and contact for the Advance Replacement Product.

d.	Return of replaced Product within [*] of Advanced Replacement request.

e.	Clearly identifying Return Authorization number on the outside packaging of each Replaced Product

f.	Providing a fault description with the return of each Replaced Product.

[*]	CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

Contract No.: 674920	British Telecommunications plc
Appendix 13A Part 1	Issue: 1.0
CPRs – NTE	Date: 10/19/2007 5:24 PM

The 21CN Converged Platform

for BT

Appendix 13A Part 1

Contract Performance Requirements —

Ethernet NTE

(CN 3000 Ethernet Access Series)

Authorised by:

Name:	Title:	Signature:	Date:
Andy Miller	Strategic Performance manager		18/12/2006

British Telecommunications plc

Registered Office:

81 Newgate Street

London EC1A 7AJ

Registered in England

No. 1800000

(c) British Telecommunications plc 2006

No part of this document may be reproduced in any form without the permission of the copyright holder, except that reproductions may be made within the recipient business, of the copy received from the copyright holder, in order to facilitate the use for which the specification has been supplied, on the understanding that: (a) Reproductions do not leave the recipient body, and (b) staff are not permitted to retain personal reproductions.

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Appendix 13A Part 1	Issue: 1.0
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CONTENTS

1.	DEFINITIONS	2
2.	SCOPE	3
3.	REPORTS	3
4.	SERVICE CATEGORIES & RESPONSE REQUIREMENTS	3
5.	APPLICATION OF REMEDIES	4
6.	CPR TARGETS & REMEDIES	4
TABLE 1 - AVAILABILITY & QUALITY		5
TABLE 2 -TIP		15
TABLE 3 - DELIVERY & ACCEPTANCE		16

1.	DEFINITIONS

1.1	Any expressions which are not defined in this Appendix 13A Part 1 and which are defined in the Contract shall have the meanings set out in the Contract.

1.2	For the purposes of this Appendix 13A Part 1 the following words and phrases shall have the meanings assigned to them below:

Hardware

The meaning set out in Appendix 18

PROVE Report

Meaning: Performance Report on Vendor Effectiveness

Remedy

the remedy set out in column 5 of the Tables

Reporting Period

the period of time over which the Supplier’s performance shall be measured and reported to BT

Root Cause Analysis

an activity to identify the conditions and underlying factors that initiated or contributed to a problem

Table 1

the table marked Table 1 and annexed to this Appendix 13A Part 1

Table 2

the table marked Table 2 and annexed to this Appendix 13A Part 1

Table 3

the table marked Table 3 and annexed to this Appendix 13A Part 1

Tables

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Table 1, Table 2 and Table 3 and Table is any one of them

TL 9000

the Quality Excellence for Suppliers of Telecommunications Forum (QuEST Forum) TL 9000 quality management system measurements handbook (section references are to release 3.5 and their equivalent in any subsequent releases, V4.0 being released on 01/01/07)

1.3	Any expressions which are not defined in this Appendix 13 Part 1 or the Contact and which are defined in the TL9000 shall have the meanings set out in TL9000.

2.	SCOPE

The Parties have adopted an approach that reflects both the functionality and the customer experience of 21CN and the Work.

The CPRs in:

•	Table 1 focus on the availability and quality of 21 CN;

•	Table 2 focus on TIP;

•	Table 3 focus on delivery and Acceptance; and

•	Appendix 13 Part 2 focus on the Support and Maintenance Service.

3.	REPORTS

The gathering of statistical information shall not impact on the performance of 21CN. Performance data shall be shared by both BT and the supplier as stipulated in the PROVE reporting timeline.

These reports are to be reviewed at a monthly BT/Vendor supported OWP (Operational working party)

4.	SERVICE CATEGORIES & RESPONSE REQUIREMENTS

4.1	The quality of the Work shall be measured, inter alia, by monitoring performance against the corresponding CPR.

4.2	The Tables specify the performance targets that shall be achieved by the Supplier in providing the Supplies and as appropriate against each CPR.

4.3	The measurement of performance shall commence from the Commencement Date.

4.4	Without prejudice to any other obligation of the Supplier, in respect of each CPR specified in the Tables, the Supplier shall perform the Contract in accordance with the corresponding targets set out in the Tables. These measures and targets will be discussed monthly at a face to face meeting and reconciled quarterly.

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5.	APPLICATION OF REMEDIES

5.1	Assessment of performance

Whether the Supplier and/or the Supplies have failed to meet the CPR shall be a matter for BT to determine and demonstrate to the reasonable satisfaction of the Supplier. Where, by virtue of BT’s determination, the Supplier is not wholly responsible for a failure to meet the corresponding CPR and other 21CN Suppliers are also responsible, then BT shall determine, acting reasonably, what proportion of responsibility should be attributable to the Supplier and what proportion should be attributed to the Other 21CN Suppliers. To achieve such determinations BT may conduct Root Cause Analysis. The Supplier shall provide full cooperation to BT with such Root Cause Analysis.

5.2	BT rights

When BT’s review of the Supplier’s performance reveals that the Supplier has failed to achieve the corresponding CPR, BT may reserve its rights to remedies in accordance with the Contract.

5.3	Remedies

BT shall be entitled to a Remedy in respect of each CPR that the Supplier is determined by BT to have failed to meet during the Reporting Period. The Supplier shall pay the Remedy to BT within the period specified in column 6 of the Table for that CPR.

5.4	Disputes

Any disputes under or in relation to this Appendix 13A shall be referred to the parties’ respective Commercial Contacts in the first instance and thereafter resolved in accordance with Condition 48.

6.	CPR TARGETS & REMEDIES

6.1	Where an incident results in the failure to meet more than one CPR a Remedy shall be payable to BT for each and every CPR that has not been met.

6.2	Any claim submitted by BT pursuant to the Tables shall be without prejudice to any other claim that BT may submit under the Contract.

6.3	In the event that the Supplier is a) asked to provide resources in support of investigations into performance failures and root cause analysis or b) decides to provide resources in support of investigations into performance failures and root cause analysis in order to dispute a liquidated damages claim by BT, and the Supplier can demonstrate to the reasonable satisfaction of BT, that the failure is not attributable to the Supplier, then the Supplier is entitled to submit an invoice to BT based on prices in Appendix 8 for the Time and Expenses required to support such an investigation. The invoiced amount shall be offset against any current or future liquidated damages claimed within 12 months from the date of identification of such costs. For the avoidance of doubt, in the event that any liquidated damages due are not sufficient to cover any such invoices BT shall not be liable to the Supplier for any further payments.

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Appendix 13A Part 1	Issue: 1.0
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TABLE 1—AVAILABILITY & QUALITY

Column 1 CPR No.	Column 2 Parameter	Column 3 Measurement	Column 4 Reporting Period	Column 5 Remedy	Column 6 Payment Period
1/1	Intermittent Failure

Over each quarterly period, where service availability is impaired for a period exceeding [*] per individual network element (NTE) and the fault is isolated to the malfunctioning of the NTE equipment.

This measure applies to NTE

This measurement will be calculated in accordance with latest agreed version of TL9000 (currently version 3.5 measurement S04 (ref: section 6.1)). In addition, both parties will mutually agree on the measurement process and tools to deliver this measure in accordance with the above such agreement not to be unreasonably withheld.

Under this criterion the NTE will be deemed a failed unit and returned if deemed appropriate by BT (as per the definition of CPR no’s 1/5, 1/6 & 1/7).

			Monthly and reconciled quarterly by BT.	Refer to remedies under CPR’s 1/5, 1/6 or 1/7 below, as applicable. There is no separate remedy for this CPR.	Payable within [*] of the end of the quarter in which the failure occurred.

[*]	CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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Column 1 CPRNo.	Column 2 Parameter	Column 3 Measurement	Column 4 Reporting Period	Column 5 Remedy	Column 6 Payment Period
1/2	Service outage frequency

No more than [*] Service-impacting System Outages over each quarterly period (where a service impacting outage is defined as a loss of service exceeding [*] in duration).

This measure applies to NTE

The parties agree to negotiate a new measurement trigger once BT has purchased a total of [*] NTE under the Contract.

This measurement will be calculated in accordance with latest agreed version of TL9000 (currently version 3.5 measurement S03 (ref: section 6.1)). In addition, both parties will mutually agree on the measurement process and tools to deliver this measure in accordance with the above such agreement not to be unreasonably withheld.

Under this criterion the NTE will be deemed a failed unit and returned if deemed appropriate by BT (as per the definition of CPR no’s 1/5, 1/6 & 1/7).

			Monthly and reconciled quarterly by BT.	Refer to remedies under CPR’s1/5, 1/6 or 1/7 below, as applicable. There is no separate remedy for this CPR.	Payable within [*] of the end of the quarter in which the failure occurred.

1/3	Element manager availability* (If applicable)

No more than [*] Service Outage per Dual-Server Element Manager over each quarterly period.

Hardware and DCN related failures are excluded from this measurement

(Dual-server Element Manager - means two independently configured element manager CTMs managing the same set of network elements)

This measurement will be calculated in accordance with latest agreed version of TL9000 (currently version 3.5 measurement S04 (ref: section 6.1)) and Product Category 4.2.1, Table A-1, Appendix A dependent on the necessary data being supplied from BT. In addition, both parties will mutually agree on the measurement process and tools to deliver this measure in accordance with the above such agreement not to be unreasonably withheld.

			Monthly and reconciled quarterly by BT.	No separate remedy for this CPR. Covered under existing Appendix 13, CPR 1/3.	Payable within [*] of the end of the quarter in which the failure occurred.

[*]	CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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Column 1 CPR No.	Column 2 Parameter	Column 3 Measurement	Column 4 Reporting Period	Column 5 Remedy	Column 6 Payment Period
1/3a	Element manager availability* (If applicable)

No more than [*] service outage per planned works.

Hardware and DCN related failures are excluded from this measurement

This measurement will be calculated in accordance with latest agreed version of TL9000 (currently version 3.5 measurement S04 (ref: section 6.1)) and Product Category 4.2.1, Table A-1 , Appendix A dependent on the necessary data being supplied from BT. In addition, both parties will mutually agree on the measurement process and tools to deliver this measure in accordance with the above such agreement not to be unreasonably withheld.

			Monthly and reconciled quarterly by BT.	No separate remedy for this CPR.	Payable within [*] of the end of the quarter in which the failure occurred.

[*]	CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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Column 1 CPR No.	Column 2 Parameter	Column 3 Measurement	Column 4 Reporting Period	Column 5 Remedy	Column 6 Payment Period
1/4

Engineering or installation caused outages (If carried out by the Supplier)

Only applicable in the event that BT requests and Ciena undertakes Engineering or Installation work and there is an agreed SOW and commercial terms.

The volume of Service-impacting network element System Outages caused by installation and engineering jobs shall not in total exceed [*] of all jobs Reconciled quarterly by BT or aggregated to consecutive reconciliation periods, if the number of events is sufficiently small that a single failure causes immediate failure of the CPR.

All network elements are to be considered as continuously operational (24 x 7). For avoidance of any doubt, this Measure applies only to network elements where BT plans to operate without scheduled maintenance window. For Jobs where there is planned outage during the performance of the Job, it is BT’s responsibility to move network traffic off of the network elements prior to the NEs being worked on per Job.

Jobs mean a set of actions or activities when carried out in accordance with vendor supplied specific documentation or instructions to achieve a defined change of operational state of some subset of 21CN. Unless otherwise agreed:

•     activities spread across N separate days will be deemed N separate jobs

•     activities carried out across different locations will be deemed a separate job in each location.

•     Measure to exclude any outage pre agreed between both parties specific to the program of work or jobs

•     This measure is only in relation to services provided in accordance with Appendix 18.

This measurement will be calculated in accordance with latest agreed version of TL9000 (currently version 3.5 measurements EOF and IOF (ref: section 6.2)). And in addition, both parties will mutually agree on the measurement process and tools to deliver this measure in accordance with the above such agreement not to be unreasonably withheld.

			Monthly and reconciled quarterly by BT.	[*] per System Outage in excess of the requirement on a quarterly basis.	Payable within [*] of the end of the quarter in which the failure occurred.

[*]	CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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Column 1 CPR No.	Column 2 Parameter	Column 3 Measurement	Column 4 Reporting Period	Column 5 Remedy	Column 6 Payment Period
1/5	Field replaceable unit early return index

The rate of Hardware returned to the Supplier, as field replaceable units (FRUs), shall not exceed [*] of the total of those FRUs shipped one to six Months prior to the Reporting Period.

This measurement will be calculated in accordance with latest agreed version of TL9000 (currently version 3.5 measurement ERI (ref: section 7.1) and clarifications stated here in.

For the purpose of clarity and in accordance with TL9000 version 3.5 this measure focuses to product failure-triggered returns, and excludes for example:

The following types of returns are excluded from this measure: (1) returns due to customer’s request with no indication of failure or cause; 2) legacy products that are at EOS and no longer makes generally available support; 3) returns due to insufficient trouble-shooting; 4) vendor-recommended proactive swaps including those corresponding to field notice; 5) additional hardware added to a proper RMA return which may or may not be failure related; 6) returns without RMA request; and (7) units damaged in service due to causes outside of vendors control, for example accidents, handling error, adverse environmental conditions, and during shipping except where the container is undamaged.

Both parties will mutually agree on the measurement process and tools to deliver this measure in accordance with the above such agreement not to be unreasonably withheld. BT shall initially provide the measurement data. The vendor will reasonably endeavour to be able to provide the data via its own systems in the future.

			Monthly and reconciled quarterly by BT.	[*] per FRU in excess of the requirement	Payable within [*] of the end of the quarter in which the failure occurred.

[*]	CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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Column 1 CPR No.	Column 2 Parameter	Column 3 Measurement	Column 4 Reporting Period	Column 5 Remedy	Column 6 Payment Period
1/6	Field replaceable unit one year return rate

The rate of Hardware returned to the Supplier, as field replaceable units (FRUs), shall not exceed [*] of the total of those FRUs shipped seven Months to 18 Months prior to the Reporting Period.

This measurement will be calculated in accordance with latest agreed version of TL9000 (currently version 3.5 measurement YRR (ref: section 7.1)) and clarifications stated here in.

For the purpose of clarity and in accordance with TL9000 version 3.5 this measure focuses to product failure-triggered returns, and excludes for example: (1) returns due to customer’s request with no indication of failure or cause; 2) legacy products that are at EOS and no longer makes generally available support; 3) returns due to insufficient trouble-shooting; 4) Vendor-recommended proactive swaps including those corresponding to field notice; 5) additional hardware added to a proper RMA return which may or may not be failure related; 6) returns without RMA request; and (7) units damaged in service due to causes outside of the vendors control, for example accidents, handling error, adverse environmental conditions, and during shipping except where the container is undamaged.

Both parties will mutually agree on the measurement process and tools to deliver this measure in accordance with the above such agreement not to be unreasonably withheld. BT shall initially provide the measurement data. The vendor will reasonably endeavour to be able to provide the data via its own systems in the future..

			Monthly and reconciled quarterly by BT.	[*] per FRU in excess of the requirement.	Payable within [*] of the end of the quarter in which the failure occurred.

[*]	CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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Column 1 CPR No.	Column 2 Parameter	Column 3 Measurement	Column 4 Reporting Period	Column 5 Remedy	Column 6 Payment Period
1/7	Field replaceable unit medium term return rate

The rate of Hardware returned to the Supplier, as field replaceable units (FRUs), shall not exceed [*] of the total of those FRUs shipped between [*] Months and [*] months prior to the Reporting Period.

This measurement will be calculated in accordance with latest agreed version of TL9000 (currently version 3.5 measurement LTR (ref: section 7.1) and clarifications stated here in.

For the purpose of clarity and in accordance with TL9000 version 3.5 this measure focuses to product failure-triggered returns, and excludes for example: (1) returns due to customer’s request with no indication of failure or cause; 2) legacy products that are at EOS and no longer makes generally available support; 3) returns due to insufficient trouble-shooting; 4) vendor-recommended proactive swaps including those corresponding to field notice; 5) additional hardware added to a proper RMA return which may or may not be failure related; 6) returns without RMA request; and (7) units damaged in service due to causes outside of the vendors control, for example accidents, handling error, adverse environmental conditions, and during shipping except where the container is undamaged.

Both parties will mutually agree on the measurement process and tools to deliver this measure in accordance with the above such agreement not to be unreasonably withheld. BT shall initially provide the measurement data. The vendor will reasonably endeavour to be able to provide the data via its own systems in the future.

			Monthly and reconciled quarterly by BT.	[*] per FRU in excess of the requirement.	Payable within [*] end of the quarter in which the failure occurred.

[*]	CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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Column 1 CPR No.	Column 2 Parameter	Column 3 Measurement	Column 4 Reporting Period	Column 5 Remedy	Column 6 Payment Period
1/7a	Field replaceable unit long term return rate

The rate of hardware returned to the supplier, as FRU’s shall not exceed [*] of the total of those FRU’s shipped after [*] and up to the end of service life (or a maximum of [*] years).

This measurement will be calculated in accordance with latest agreed version of TL9000 (currently version 3.5 measurement LTR (ref: section 7.1)) and clarifications stated here in.

For the purpose of clarity and in accordance with TL9000 version 3.5 this measure focuses to product failure-triggered returns, and excludes for example: (1) returns due to customer’s request with no indication of failure or cause; 2) legacy products that are at EOS and no longer makes generally available support; 3) returns due to insufficient trouble-shooting; 4) vendor-recommended proactive swaps including those corresponding to field notice; 5) additional hardware added to a proper RMA return which may or may not be failure related; 6) returns without RMA request; and (7) units damaged in service due to causes outside of the vendors control, for example accidents, handling error, adverse environmental conditions, and during shipping except where the container is undamaged.

Both parties will mutually agree on the measurement process and tools to deliver this measure in accordance with the above such agreement not to be unreasonably withheld. BT shall initially provide the measurement data. The vendor will reasonably endeavour to be able to provide the data via its own systems in the future.

			Monthly and reconciled quarterly by BT.	[*] per FRU in excess of the requirement.	Payable within [*] of the end of the quarter in which the failure occurred.

[*]	CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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Column 1 CPR No.	Column 2 Parameter	Column 3 Measurement	Column 4 Reporting Period	Column 5 Remedy	Column 6 Payment Period
1/8	Software update quality

SPR Target is fault rate of P1 = [*] P2 = [*] P3 = [*] total software problem reports against chassis deployed in the production network per Quarter.

SPR P1, P2, and P3 mean Software Problem reports reported to vendor Customer Care Center (C3) as Priority 1, Priority 2 and Priority 3 C3 cases, and validated by vendor as reports of genuine software bugs with criticality that meets the definitions of P1, or P2 or P3 categories. Software enhancement requests, including cosmetic changes, are excluded

For these purposes “General Availability” will mean the period of time when a product is available to BT21cn’s customers.

Covered Software: means software that has successfully passed through BT21cn’s deployment qualification process, including the TIP process.

The measurement will be calculated based on TL9000 v4.0 draft November 2005 draft.

Both parties will mutually agree on measurement process and tools used for SLA compliance and governance. This Measure to be reviewed after 6 month, and change process applies.

			Monthly and reconciled quarterly by BT.	[*] per failure to meet the requirement	Payable within [*] of the end of the quarter in which the failure occurred.

[*]	CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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Column 1 CPR No.	Column 2 Parameter	Column 3 Measurement	Column 4 Reporting Period	Column 5 Remedy	Column 6 Payment Period
1/9	Corrective patch quality

CPQ Target is [*] of failure of deployed fixes deployed in the production network.

For these purposes “General Availability” will mean the period of time when a product is available to BT21cn’s customers.

These thresholds are based on current software release

Covered Software means software that has successfully passed through BT21cn’s deployment qualification process, including the TIP process.

The measurement will be calculated based on TL9000 v4.0 draft November 2005 draft.

Both parties will mutually agree on measurement process and tools used for SLA compliance and governance.

(This Measure to be reviewed after 3 months and change process applies)

Subject to agreed testing procedures.

			Monthly and reconciled quarterly by BT.	[*] per failure to meet the requirement.	Payable within [*] of the end of the quarter in which the failure occurred.

[*]	CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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TABLE 2 – TIP

Column 1 CPR Number	Column 2 Parameter	Column 3 Measurement	Column 4 Reporting Period	Column 5 Remedy	Column 6 Payment Period
2/1	Exit stage 5 – FOA1	See Appendix 12 Subject to the parties’ agreement on detailed TIP plans for the CN 3000 Ethernet Access Series.	n/a	[*] per day that the Supplies do not exit the stage within the within the date specified or agreed. The parties will meet to agree upon an appropriate remedy following agreement on TIP plans.	Payable on a [*] basis immediately on expiry of the relevant date

2/2	Exit Stage 6 – FOA2	See Appendix 12 Subject to the parties’ agreement on detailed TIP plans for the CN 3000 Ethernet Access Series.	n/a	[*] per day that the Supplies do not exit the stage within the within the date specified or agreed. The parties will meet to agree upon an appropriate remedy following agreement on TIP plans.	Payable on a [*] basis immediately on expiry of the relevant date

[*]	CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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TABLE 3 – DELIVERY & ACCEPTANCE

Column 1 CPR Number	Column 2 Parameter	Column 3 Measurement	Column 4 Reporting Period	Column 5 Remedy	Column 6 Payment Period
3/1	Order performance against contracted Lead Times for Equipment Ordered as supply only	[*] achievement of complete Order delivery to the stated Lead Times. (Conditions 53 and 3.1)	For CPR Monthly (which report shall include full details of the Order value in respect of any failure to meet the CPR); For operational management weekly	[*] of the item in delay and any other dependent items on the Order per Working Day late in week 1 and [*] of the item in delay and any other dependent items on the Order per working day late thereafter up to a maximum of [*]	Payable on the earlier of the date when BT is required to pay under the invoice which relates to the Order or within [*] of the end of the Month in which the failure occurs.

[*]	CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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3/2	Order performance against contracted Lead Times for Equipment Ordered to be supplied, installed, commissioned and made Acceptable.

[*] achievement of complete Order delivery, installation, commissioning and being made Acceptable to the stated Lead Times.

(Conditions 53 and 3:1)

Only applicable in the event that BT requests and Ciena undertakes Engineering or Installation work and there is an agreed SOW and commercial terms.

		For CPR Monthly (which report shall include full details of the Order value in respect of any failure to meet the CPR); For operational management weekly	[*] of the Order value per Working Day late to a maximum of [*] of the Order value.	Payable on the earlier of the date when BT is required to pay under the invoice which relates to the Order or within [*] of the end of the Month in which the failure occurs.

3/3	Early life, non-trivial, service affecting (or potentially service affecting) failure.

Any Hardware or Software failure within [*] of Acceptance excluding failures captured through the Field Replaceable Unit early return index in 1/5 and the Software Update quality in 1/8 of Table 1 above.

Only applicable to those NTE that are designed and build with a dual fan/dual power supply configuration.

		For CPR Monthly (which report shall include full details of the Order value in respect of any failure to meet the CPR); For operational management weekly	a) Repair or replacement will be at the Supplier’s [*] b) [*] of Order value for failures within [*] of Acceptance	Payable on the earlier of the date when BT is required to pay under the invoice which relates to the Order or within [*] of the end of the Month in which the failure occurs.

[*]	CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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3/4	Failure of Supplies following a Second Repeat Test (where the Second Repeat Test is a replication of the same problem that required the First Repeat Test).	[*] (Condition 52.8) Only applicable in the event that BT requests and Ciena undertakes Engineering or Installation work and there is an agreed SOW and commercial terms.	For CPR Monthly (which report shall include full details of the Order value in respect of any failure to meet the CPR); For operational management weekly	[*] of the Order value.	Payable on the earlier of the date when BT is required to pay under the invoice which relates to the Order or within [*]of the end of the Month in which the failure occurs.

[*]	CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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Contract No.: 674920	British Telecommunications plc
Ethernet ITT	Issue: 1.1
Appendix 13A Part 2	Date: 10/19/2007 5:25 PM
CPRs for the Support and Maintenance Service

The 21C Converged Platform

for BT

Appendix 13A Part 2

Contract Performance Requirements for

the Support and Maintenance Service

(CN 3000 Ethernet Access Series)

Authorised by:

Name:	Title:	Signature:	Date:

British Telecommunications plc

Registered Office:

81 Newgate Street

London EC1A 7AJ

Registered in England

No. 1800000

(c) British Telecommunications plc 2005

No part of this document may be reproduced in any form without the permission of the copyright holder, except that reproductions may be made within the recipient business, of the copy received from the copyright holder, in order to facilitate the use for which the specification has been supplied, on the understanding that; (a) Reproductions do not leave the recipient body, and (b) staff are not permitted to retain personal reproductions.

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CPRs for the Support and Maintenance Service

CONTENTS

1.	DEFINITIONS	2
2.	SCOPE	2
3.	MEASUREMENT OF PERFORMANCE	3
4.	ASSESSMENT AND REMEDIES	4
ANNEX A - CSRM PARTS 1 &2		5
ANNEX B - CPR CALCULATION EXAMPLES		15

1.	DEFINITIONS

1.1	For the purposes of this Appendix 13A Part 2, and any other part of the Contract where the defined terms are used, the following words and phrases shall have the meanings assigned to them below:

Category

the category of CPR set out in column 1 to the CSRM;

CPR Measurement Method

the calculation specified for each CPR which is used to determine whether the Supplier has achieved or failed such CPR;

CSRM

the tables within Annex A to this Appendix 13A Part 2;

Performance Constant

a constant used in the calculation of achieved performance against a CPR as set out in column 6 of the CSRM and as further described in 3.2.3;

Performance Tail

the maximum period of time specified to resolve a Problem within each Category, which may be adopted as the CPR tail, as defined within the CSRM;

Performance Target

the target period of time to resolve a Problem as specified for each Category, which may be adopted as the CPR target, as defined within the CSRM ;

Problem

the meaning set out in Appendix 18;

Remedy

the remedy set out in column 8 of the CSRM;

SORM

the meaning set out in Appendix 18 Part 2;

SORR

the meaning set out in Appendix 18 Part 2.

2.	SCOPE

This Appendix 13A Part 2 sets out the CPRs for the Support and Maintenance Service.

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3.	MEASUREMENT OF PERFORMANCE

3.1	General

The Supplier’s performance of its obligations under the Support and Maintenance Service and achievement of the CPRs will be measured using the CPR Measurement Methods described in this Clause 4. The Supplier shall make the measurement after each Reporting Period, using the consolidated quarterly statistics produced by the Supplier in accordance with Appendix 18 Part 2.

3.2	The CPR Measurement Methods

The CPRs are listed in the CSRM. Two CPR Measurement Methods shall apply to every CPR.

3.2.1	Measurement Method 1 measures the achieved performance for all Problems over the Reporting Period by applying the Performance Target and Performance Tail criteria on a per occasion basis.

3.2.2	Measurement Method 2 measures achieved performance over the Reporting Period by applying the applicable Performance Constant on a per occasion basis to ascertain relative cumulative performance against the Performance Target. The Performance Constant is deducted from 100% for each Problem or unit that exceeds the Performance Target.

3.2.3	The Performance Constant is a figure set by BT which is used to assess the Supplier’s performance against agreed targets. The Performance Constant set against each CPR is determined from a combination of the nature of the CPR, the Performance Target, and the severity of failure of the CPR. The Performance Constant set for each CPR has been set at such a level that it will be challenging for the Supplier to meet the Performance Target. The Performance Constant is instrumental in calculating achieved performance, and is deducted from [*] performance for each incident or unit beyond the initial Performance Target.

3.2.4	The Performance Target and Performance Tail are set at the level required to support BT’s operational requirements.

3.2.5	Examples of typical CPR Measurement Method calculations are given in Annex B to this Appendix 13A Part 2.

3.3	Use of Measurement Method 1

Measurement Method 1 will be used first to measure the Supplier’s performance during the Reporting Period. If the Performance Target and Performance Tail have been met for all Problems covered by the relevant CPR, the CPR shall be deemed to have been achieved by the Supplier, and it will not be necessary to calculate performance by using Measurement Method 2.

3.4	Use of Measurement Method 2

Measurement Method 2 will only be used in respect of any CPR for which the Performance Target and Performance Tail have not been achieved by using Measurement Method 1.

3.4.1	If Measurement Method 2 has been met for all Problems covered by the relevant CPR, the Supplier shall be deemed to have achieved the CPR.

3.4.2	If Measurement Method 2 has not been achieved for a CPR, the Supplier shall be deemed to have failed that CPR and BT shall be entitled to a Remedy.

3.5	No Performance Tail or Performance Target

3.5.1	Where no Performance Tail or Performance Target is specified in the CSRM then the Supplier shall be deemed to have failed the CPR when it does not meet the requirement set out in column 5 of the CSRM and BT shall be entitled to a Remedy.

[*]	CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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4.	ASSESSMENT AND REMEDIES

4.1.1	All the requirements and procedures set out in Appendix 13 Part 1 shall apply mutatis mutandis to the assessment of the CPRs and applications of Remedies under this Appendix 13 Part 2.

4.1.2	In the event that the Supplier is a) asked to provide resources in support of investigations into performance failures and root cause analysis or b) decides to provide resources in support of investigations into performance failures and root cause analysis in order to dispute a liquidated damages claim by BT, and the Supplier can demonstrate to the reasonable satisfaction of BT, that the failure is not attributable to the Supplier, then the Supplier is entitled to submit an invoice to BT based on prices in Appendix 8 for the Time and Expenses required to support such an investigation. The CPR measure and remedy shall be void and the invoiced amount shall be offset against any current or future liquidated damages claimed within [*] from the date of identification of such costs. For the avoidance of doubt, in the event that any liquidated damages due are not sufficient to cover any such invoices BT shall not be liable to the supplier for any further payments.

4.1.3	The CPR Remedy for each Reporting Period shall be measured and applied separately for each agreed BT Group Company. For each such BT Group Company, the Remedies payable by Supplier in any quarterly or other agreed Reporting Period shall not exceed [*] of the value Orders for Support and Maintenance Services placed by the relevant BT Group Company in the relevant quarter (or other agreed period. For the avoidance of doubt this will be applicable to CPR’s R5, R6, R6A, R6B, R7.

[*]	CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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ANNEX A - CSRM

Col 1 Cat. of CPR	Col 2 Service Required	Col 3 Response Requirement (Note 1)	Col 4 Hours of Cover	Col 5 Performance Requirement (Notes 2 & 3)	Col 6 Measurement Method	Col 7 Reporting Period	Col 8 CPR Remedy	Col 9 Payment Period
S1	Standard Support Service for resolution of urgent operational problems	Initial contact by competent person - [*]	Normal Working Hours	Performance Target - [*] by Next Working Day Performance Tail - [*] by Next Working Day + [*] hours (up to [*] additional hours for travelling for site visit, where applicable)	1: Measured on a per occasion basis 2: Measured on a per occasion basis, 100% minus Performance Constant of [*] per [*] late, or part thereof	With each SORR	[*] per whole [*] away from target under Method 2 up to a maximum of [*] per Month	Within [*] the SPRM

[*]	CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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Col 1 Cat. of CPR	Col 2 Service Required	Col 3 Response Requirement (Note 1)	Col 4 Hours of Cover	Col 5 Performance Requirement (Notes 2 & 3)	Col 6 Measurement Method	Col 7 Reporting Period	Col 8 CPR Remedy	Col 9 Payment Period
S2	Standard Support Service for resolution of non-urgent operational problems	Initial contact by competent person - [*]	Normal Working Hours	Performance Target - [*] in [*] Working Days Performance Tail - [*] Working Days	1: Measured on a per occasion basis 2: Measured on a per occasion basis, 100% minus Performance Constant of [*] per Working Day late or part thereof	With each SORR	[*] per whole [*] away from target under Method 2 up to a maximum of [*] per month	Within [*] of the SPRM

[*]	CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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Col 1 Cat. of CPR	Col 2 Service Required	Col 3 Response Requirement (Note 1)	Col 4 Hours of Cover	Col 5 Performance Requirement (Notes 2&3)	Col 6 Measurement Method	Col 7 Reporting Period	Col 8 CPR Remedy	Col 9 Payment Period
E1

Emergency Support Service for resolution of real time emergency incidents involving any Equipment problem resulting in a loss or degradation of service, loss of billing or serious loss of functionality.

		[*] See clause 5.2.8 of Appendix 18 Part 1 for details	24x7	Performance target - [*] in [*] Performance Tail - [*] in [*] (up to [*] additional hours for travelling for site visit, where applicable)	1: Measured on a per occasion basis 2: Measured on a per occasion basis, 100% minus Performance Constant of [*] per [*] late, or part thereof.	With each SORR	[*] plus an additional [*] per whole [*] away from target under Method 2 up to a maximum of [*] per Month	Within [*] of the SPRM

[*]	CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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Col 1 Cat. of CPR	Col 2 Service Required	Col 3 Response Requirement (Note 1)	Col 4 Hours of Cover	Col 5 Performance Requirement (Notes 2 & 3)	Col 6 Measurement Method	Col 7 Reporting Period	Col 8 CPR Remedy	Col 9 Payment Period
E2	Emergency Support Service for resolution of real time urgent incidents involving any Equipment problem which reduces the system security, or data integrity or represents a serious threat to service.	[*] See clause 5.2.8 Appendix 18 Part 1 for details	24x7	Performance Target [*] in [*] Performance Tail [*] in [*] (up to [*] additional hours for travelling for site visit, where applicable)	1: Measured on a per occasion basis 2: Measured on a per occasion basis, 100% minus Performance Constant of [*] per [*] late, or part thereof	With each SORR	[*] plus an additional [*] per whole [*] away from target under Method 2 up to a maximum of [*] per Month	Within [*] of the SPRM

[*]	CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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Col 1 Cat. of CPR	Col 2 Service Required	Col 3 Response Requirement (Note 1)	Col 4 Hours of Cover	Col 5 Performance Requirement (Notes 2 & 3)	Col 6 Measurement Method	Col 7 Reporting Period	Col 8 CPR Remedy	Col 9 Payment Period
D1	Design Defect and problem investigation service for urgent design fixes	Update period each 24 hours The parties will mutually agree that a design defect exists before the clock for the Performance requirements starts.

24x7

The availability and provision by the Supplier of a ‘workaround solution’ as defined below to the Problem or Design Defect would satisfy the Performance Target and Tail requirements and stop the clock in terms of the measurement criteria for any applicable Remedy.

Performance Target - [*] in [*] Performance Tail - [*] in [*]

1 : Measured on a per occasion basis

2: Measured on a per occasion basis, 100% minus Performance Constant of [*] per [*] late, or part thereof

Applicable only where Design relates to Network/Service configuration changes, not Product hardware redesigns

						With each SORR	[*] plus an additional [*] per whole [*] away from target under Method 2 up to a maximum of [*] per Month	Within [*] of the SPRM

[*]	CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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CPRs for the Support and Maintenance Service	Date: 15/12/2006

Col 1 Cat. of CPR	Col 2 Service Required	Col 3 Response Requirement (Note 1)	Col 4 Hours of Cover	Col 5 Performance Requirement (Notes 2 & 3)	Col 6 Measurement Method	Col 7 Reporting Period	Col 8 CPR Remedy	Col 9 Payment Period
D2	Design Defect and problem investigation service for design fixes	The parties will mutually agree that a design defect exists before the clock for the Performance requirements starts.	Normal Working Hours	Performance Target - [*] in [*] Working Days Performance Tail - [*] in [*] Working Days	1: Measured on a per occasion basis 2: Measured on a per occasion basis, 100% minus Performance Constant of [*] per Working Day late, or part thereof	With each SORR	[*] per whole [*] away from target under Method 2 up to a maximum of [*] per Month	Within [*] of the SPRM

D3	Design Defect and problem investigation service for non service threatening design issues	The parties will mutually agree that a design defect exists before the clock for the Performance requirements starts.	Normal Working Hours	Performance Target -[*] in [*] Working Days Performance Tail - [*] in [*] Working Days	1: Measured on a per occasion basis 2: Measured on a per occasion basis, 100% minus Performance Constant of [*] per Working Day late, or part thereof	With each SORR	[*] per whole [*] away from target under Method 2 up to a maximum of [*] per Month	Within [*] of the SPRM

[*]	CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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Col 1 Cat. of CPR	Col 2 Service Required	Col 3 Response Requirement (Note 1)	Col 4 Hours of Cover	Col 5 Performance Requirement (Notes 2 & 3)	Col 6 Measurement Method	Col 7 Reporting Period	Col 8 CPR Remedy	Col 9 Payment Period
R1	Repair - No Fault Found (NFF)			[*] of the number of dispatches over Reporting Period	1: Measured on a per occasion basis	With each SORR	No remedy required.	Within [*] of the SPRM

R2	Repair - second time returns			[*] of the number of dispatches over Reporting Period	1: Measured on a per occasion basis	With each SORR	No remedy required.	Within [*] of the SPRM

R3	Repair - Defective on Receipt (DOR)			[*] of the number of dispatches over Reporting Period	1: Measured on a per occasion basis	With each SORR	No remedy required.	Within [*] of the SPRM

[*]	CERTAIN INFORMATION ON THIS PAGE HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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Col 1 Cat. of CPR	Col 2 Service Required	Col 3 Response Requirement (Note 1)	Col 4 Hours of Cover	Col 5 Performance Requirement (Notes 2 & 3)	Col 6 Measurement Method	Col 7 Reporting Period	Col 8 CPR Remedy	Col 9 Payment Period
R4	Repair - repair and return service		Normal working hours	Performance Target - [*] in [*] Working Days measured from time of receipt of failed unit by Supplier Performance Tail - [*] in [*] Working Days	1: Measured on a per occasion basis 2: Measured on a per occasion basis, 100% minus Performance constant of [*] per working day late	With each SORR	[*] per whole [*] away from target under Method 2 up to a maximum of [*] per Month	Within [*] of the SPRM

R5	Repair - advanced replacement service Within the UK		Normal working hours	Delivery Performance Target - [*] in [*] Working Days Delivery Performance Tail - [*] in [*] Working Days	1: Measured on a per occasion basis 2: Measured on a per occasion basis, 100% minus Performance Constant of [*] per day late, or part thereof	With each SORR	[*] per Month (applicable only if BT purchases this service)	Within [*] of the SPRM

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Appendix 13A Part 2	Issue: 1.1
CPRs for the Support and Maintenance Service	Date: 15/12/2006

Col 1 Cat of CPR	Col 2 Service Required	Col 3 Response Requirement (Note 1)	Col 4 Hours of Cover	Col 5 Performance Requirement (Notes 2 & 3)	Col 6 Measurement Method	Col 7 Reporting Period	Col 8 CPR Remedy	Col 9 Payment Period
R6a UK	Repair - emergency advanced replacement service Within the UK		24x7	Performance Target - [*] in [*] hours Performance Tail -[*] in [*] hours	1: Measured on a per occasion basis 2: Measured on a per occasion basis, 100% minus [*] per [*] late	With each SORR	[*] per Month (applicable only if BT purchases this service)	Within [*] of the SPRM

R6b Global	Repair - advanced replacement service	Subject to agreement on forecast of equipment volumes per type and geography applicable measures and remedies.	24x7	Performance Target - [*] despatched in [*] hours Performance Tail - [*] despatched in [*] hours	1: Measured on a per occasion basis 2: Measured on a per occasion basis, [*] minus [*] per [*] late	With each SORR	[*] per Month (applicable only if BT purchases this service)	Within [*] of the SPRM

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Appendix 13A Part 2	Issue: 1.1
CPRs for the Support and Maintenance Service	Date: 15/12/2006

Col 1 Cat of CPR	Col 2 Service Required	Col 3 Response Requirement (Note 1)	Col 4 Hours of Cover	Col 5 Performance Requirement (Notes 2 & 3)	Col 6 Measurement Method	Col 7 Reporting Period	Col S CPR Remedy	Col 9 Payment Period
R7	Repair - spares management service Within the UK		24x7	Performance Target - [*] in [*] hours Performance Tail - [*] in [*] hours	1: Measured on a per occasion basis 2: Measured on a per occasion basis, 100% minus Performance Constant of [*] per [*] late	With each SORR	[*] per Month (applicable only if BT purchases this service)	Within [*] of the SPRM

Note 1:	[*] indicates Help Desk response time during Normal Working Hours. [*] indicates Help Desk response time outside Normal Working Hours.

Note 2:	Next Working Day means the same time on the following Working Day i.e. an issue reported at 2.30pm shall be resolved by [*] the following Working Day.

Note 3:	When it is necessary for the Supplier to visit the Site to resolve a problem, the Contract Personnel shall be despatched as soon as possible in order to minimise the overall time to resolve the problem. The clear time includes the time taken by the Supplier to decide if attendance at the Site is required. Guidelines on the typical travel times will be recorded and agreed by the Parties, and will be updated at the SORM as necessary. In any event the time to travel to the Site shall be a maximum of [*] Time unused within this [*] maximum shall not be used to extend the clear time, which continues from the time the Contract Personnel arrives at the Site.

E.g.

• A problem is accepted by the Supplier at 13:00 for E1 Category problem (which has a [*] clear time).

• It takes until 13:30 to identify that a Site attendance is required and between 13:30 and 15:30 to travel to the Site.

• To meet the CPR, the problem must be resolved by [*]

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Appendix 13 Part 2	Issue: 1.0
CPRs for the Support and Maintenance Service	Date: 12/11/2007 15:47

ANNEX B - CPR CALCULATION EXAMPLES

Consider 25 issues raised in a particular Category, for example, if CPR S2 had the following conditions.

[*] in [*] Working Days (Performance Target)

[*] in [*] working Days (Performance Tail)

Performance Constant =[*]

CPR Measurement Method 1 is applied first, for the CPR to be successful both Performance Target and Performance Tail must be achieved.

CPR Measurement Method 2 is only used if the Supplier fails to meet either the Performance Target or Performance Tail performance requirements.

When CPR Measurement Method 2 is applied, the result is measured against the CPR Performance Target.

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Example 1

[*] resolved in [*] Working Days

[*] resolved in [*] Working Days

CPR Measurement Method 1

[*] resolved in [*] Working Days

[*] resolved in [*] Working Days

Performance Target and Performance Tail measures achieved

CPR successful

Therefore no further action

Example 2

[*] resolved in [*] Working Days

[*] resolved in [*] Working Days

[*] resolved in [*] Working Days

CPR Measurement Method 1

[*] resolved in [*] Working Days

[*] resolved in [*] Working Days

Therefore failed to achieve both Performance Target and Performance Tail measures

CPR Measurement Method 1 failed

Therefore use CPR Measurement Method 2

CPR Measurement Method 2

Total number of Working Days late is [*] Working Days and [*] Working Days respectively)

Therefore [*] x [*] = [*]

CPR Measurement Method 2 performance is [*] (i.e. 100% [*]

Measured against the Performance Target - Performance Target achieved.

CPR Measurement Method 2 successful

CPR successful

Therefore no further action

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Example 3

[*] resolved in [*] Working Days

[*] resolved in [*] Working Days

[*] resolved in [*] Working Days

[*] resolved in [*] Working Days

CPR Measurement Method 1

[*] resolved in [*] Working Days

[*] resolved in [*] Working Days

Therefore failed to achieve both Performance Target and Performance Tail measures

CPR Measurement Method 1 failed

Therefore use CPR Measurement Method 2

CPR Measurement Method 2

Total number of Working Days late is [*] Working Days, [*] Working Days, [*] Working Days and [*] Working Days respectively)

(The number of Working Days late is calculated from when the Performance Target was due, not when the Performance Tail was due.)

Therefore [*] x [*] = [*]

CPR Measurement Method 2 performance is [*] (i.e. 100% [*]

Measured against the Performance Target - Performance Target failed.

CPR Measurement Method 2 failed

CPR failed

Therefore implement Remedy.

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Example 4

[*] resolved in [*] Working Days

[*] resolved in [*] Working Days

CPR Measurement Method 1

[*] resolved in [*] Working Days

[*] resolved in [*] Working Days

Therefore Performance Target achieved but failed to achieve Performance Tail measure

CPR Measurement Method 1 failed

Therefore use CPR Measurement Method 2

CPR Measurement Method 2

Total number of Working Days late is [*]

Therefore [*] x [*] = [*]

CPR Measurement Method 2 performance [*] (i.e. 100%[*]

Measured against the Performance Target - Performance Target achieved.

CPR Measurement Method 2 successful

CPR successful

Therefore no further action required

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Example 5

[*] resolved in [*] Working Days

[*] resolved in [*] Working Days

CPR Measurement Method 1

[*] resolved in [*] Working Days

[*] resolved in [*] Working Days -

Therefore Performance Target achieved but failed to achieve Performance Tail measure

CPR Measurement Method 1 failed

Therefore use CPR Measurement Method 2

CPR Measurement Method 2

Total number of Working Days late is [*]

Therefore [*] x [*] = [*]

CPR Measurement Method 2 performance is [*] (i.e. 100% [*]

Measured against the Performance Target - Performance Target failed.

CPR Measurement Method 2 failed

CPR failed

Therefore implement Remedy

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